                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    January 25, 2002
                                                   -----------------------------





                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)



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         Delaware                      333-73446-01          59-3170055
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida                   32256
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code            (904) 987-5000
                                                   -------------------------



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          (Former Name or Former Address, if Change Since Last Report:)

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Item 5. Other Events

                          EQCC RECEIVABLES CORPORATION
                               EQCC TRUST 2001-1F
                 EQCC ASSET BACKED CERTIFICATES, SERIES 2001-1F


         On January 25, 2002, The Bank of New York, as Trustee for EQCC Trust 2001-1F made a monthly distribution of principal and/or interest to the holders of the EQCC Asset Backed Certificates, Series 2001-1F. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2001 by and among EQCC Receivables Corporation, as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

                  All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.           Financial Statements and Exhibits

          Exhibit No.                         Description
         -----------                          ------------

          (99.1) Report to Holders of EQCC Asset Backed Certificates, Series 2001-1F relating to the Distribution Date of January 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2002                     THE BANK OF NEW YORK


                                              By:      /s/ Diane Pickett
                                                 ------------------------
                                              Name:    Diane Pickett
                                              Title:   Vice President
                                                       THE BANK OF NEW YORK
                                                       as TRUSTEE








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                                INDEX TO EXHIBITS
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

        Exhibit No.                           Exhibit Description                      Paper (P) or Electronic (E)
        -----------                           -------------------                      ---------------------------

           99.1              Report to Holders of EQCC Asset Backed  Certificates,                  E
                             Series 2001-1F relating to the Distribution Date of
                             January 25, 2002 prepared by the Trustee pursuant
                             to the terms of the Pooling and Servicing
                             Agreement.
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